UAM FUNDS

                            SIRACH PORTFOLIOS
                       INSTITUTIONAL CLASS SHARES
                   INSTITUTIONAL SERVICE CLASS SHARES

                         Sirach Growth Portfolio
                     Sirach Special Equity Portfolio
                   Sirach Strategic Balanced Portfolio
                      Sirach Fixed Income Portfolio
                  Sirach Short-Term Reserves Portfolio
                         Sirach Equity Portfolio

                  Supplement dated June 20, 1997 to the
        Statement of Additional Information dated January 3, 1997

The  following  information  is  provided  to  supplement  the  list   of
publications, indices and averages as set forth on Pages 17-19 under the heading "PERFORMANCE CALCULATIONS - COMPARISONS":

(bb) Russell 1000 Index - consists of the 1,000 largest securities in the Russell 3000 Index. This large capitalization (market-oriented) index represents the universe of stocks from which most active money managers typically select. The Russell 1000 is highly correlated with the S&P 500 Index.

(cc) Russell 1000 Growth Index - contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividends and higher forecasted growth values than the Value universe.

(dd) Russell 1000 Value Index - contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(ee) Russell 2000 Growth Index - contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

(ff) Russell 2000 Value Index - contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

(gg) Russell 2500 Index - consists of the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index, representing approximately 23% of the Russell 3000 total market capitalization. This index is a good measure of small to medium-small stock performance.

(hh)  Russell  3000  Index  -  composed  of  3,000  large   U.S.
      securities, as determined by total market capitalization. This index represents approximately 98% of the investable U.S. equity market. The largest security has a market capitalization of approximately $85 billion; the smallest is approximately $90 million.

In addition, the following information replaces (s) on Page 18 under the heading "PERFORMANCE CALCULATIONS - COMPARISONS":

(s) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange; 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index; 50% Standard & Poor's 500 Stock Index and 50% Lehman Brothers Aggregate Bond Index; and 50% Standard &
      Poor's    500    Stock   Index   and   50%    Lehman    Brothers
      Government/Corporate Index.